UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2020

Zyla Life Sciences

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-36295	46-357334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Lee Road, Suite 100 Wayne, Pennsylvania 19087
(Address of Principal Executive Offices and Zip Code)

(610) 833-4200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion, on May 20, 2020, of the previously announced Merger (as defined below) contemplated by the Agreement and Plan of Merger, dated as of March 16, 2020 (the “Merger Agreement”), by and among, Zyla Life Sciences, a Delaware corporation (“Zyla” or the “Company”), Assertio Therapeutics, Inc., a Delaware corporation (“Assertio”), Assertio Holdings, Inc. (“Parent”), Zebra Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Assertio Holdings (“Merger Sub”), and Alligator Merger Sub, Inc.

On May 20, 2020, in accordance with the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Assertio Holdings.

Item 7.01              Regulation FD Disclosure

On May 20, 2020, Parent issued a joint press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on May 20, 2020, Parent posted a presentation to its website in connection with the completion of the Merger. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or under the Exchange Act, except as otherwise expressly stated in such filing

Item 9.01.             Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release by Assertio Holdings, Inc. issued on May 20, 2020
99.2	Presentation by Assertio Holdings, Inc. dated May 20, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYLA LIFE SCIENCES

/s/ Todd N. Smith
Name:	Todd N. Smith
Title:	President and Chief Executive Officer

Date: May 20, 2020